                                                                   EXHIBIT 10.20

                                PLEDGE AGREEMENT

               Pledge Agreement, dated as of May 17, 1996, made by WEST COAST ENTERTAINMENT CORPORATION, a Delaware corporation (the "Pledgor"), in favor of PNC BANK, NATIONAL ASSOCIATION, as agent (in such capacity, the "Agent") for the banks and other financial institutions (the "Banks") parties to the Credit Agreement (as defined below).

                             W I T N E S S E T H :

               WHEREAS, the Pledgor and certain of its subsidiaries (collectively, the "Borrowers"), the Banks and the Agent have entered into a Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

               WHEREAS, pursuant to the provisions of the Credit Agreement and upon the terms and subject to the conditions set forth therein, the Banks have severally agreed to make certain loans to the Borrowers to be evidenced by the notes issued by the Borrowers thereunder;

               WHEREAS, the Pledgor is the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined) of the entities listed on
Schedule I hereto (individually, an "Issuer," and collectively, the "Issuers"); and

               WHEREAS, it is a condition precedent to the obligation of the Banks to make their respective loans to the Borrowers under the Credit Agreement that the Pledgor shall have executed and delivered this Pledge Agreement to the Agent for the ratable benefit of the Banks.

               NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Banks to enter into the Credit Agreement and make their respective loans to the Borrowers thereunder, the Pledgor hereby agrees with the Agent, for the ratable benefit of the Banks, as follows:

               1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

               "Code" means the Uniform Commercial Code from time to time in effect in the Commonwealth of Pennsylvania.

               "Collateral" means the Pledged Stock and all Proceeds.

               "Obligations" shall mean the unpaid principal amount of, and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to a Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Notes and all other obligations and liabilities of the Borrowers to the Agent or any Bank, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, this Pledge Agreement, the other Loan Documents and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Agent or any Bank that are required to be paid by the Borrowers pursuant to the terms of the Credit Agreement) or otherwise.

               "Pledge Agreement" means this Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

               "Pledged Stock" means the shares of capital stock of the Issuers listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Issuer to the Pledgor while this Pledge Agreement is in effect.

               "Proceeds" means all "proceeds" as such term is defined in
        Section 9306(a) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

               2. Pledge; Grant of Security Interest. The Pledgor hereby agrees on the date hereof to deliver to the Agent, for the ratable benefit of the Banks, the Pledged Stock and hereby grants to the Agent, for the ratable benefit of the Banks, a first priority security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

               3. Stock Powers. Concurrently with the delivery to the Agent of each certificate representing one or more shares of Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with, if the Agent so requests, signature guaranteed.

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
               4. Representations and Warranties. The Pledgor represents and warrants that:

               (a) the Pledgor is the owner of the issued and outstanding shares of all capital stock of each Issuer and the shares of Pledged Stock listed on Schedule I constitute all of such issued and outstanding shares;

               (b) all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

               (c) the Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock listed on Schedule I, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement; and

               (d) upon delivery to the Agent of the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Collateral, enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor.

               5. Covenants. The Pledgor covenants and agrees with the Agent and the Banks that from and after the date of this Pledge Agreement until the Obligations are paid in full and the Commitments are terminated:

               (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Agent and the Banks, hold the same in trust for the Agent and the Banks and deliver the same to the Agent in the exact form received, duly indorsed by the Pledgor to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Agent so requests, signature guaranteed, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer shall be paid over to the Agent to be held by it hereunder as additional collateral security for the

         Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of such Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Banks, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

               (b) Without the prior written consent of the Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of such Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, and (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Pledgor will defend the right, title and interest of the Agent and the Banks in and to the Collateral against the claims and demands of all Persons whomsoever.

               (c) At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Pledge Agreement.

               (d) The Pledgor agrees to pay, and to save the Agent and the Banks harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with this Pledge Agreement or the granting of security hereunder or the exercising of any rights or remedies hereunder.

               6. Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Agent shall have given notice to the Company of the Agent's intent to exercise its rights pursuant to paragraph 7 below, the Pledgor shall be permitted to receive all dividends (other than dividends paid in additional capital stock of any Issuer) paid in the normal course of business of each Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock, provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes or any of the other Loan Documents.

               7. Rights of the Banks and the Agent.

                  (a) If an Event of Default shall occur and be continuing and the Agent shall give notice of its intent to exercise its rights hereunder to the Company, (i) the Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Agent may determine, and (ii) all shares of the Pledged Stock shall be registered in the name of the Agent or its nominee, and the Agent, or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of Pledged Stock at any meeting of shareholders of any Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the Pledgor or the Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it and except for its gross negligence or willful misconduct, but the Agent shall have no duty to the Pledgor to exercise any such

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
right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

               (b) The rights of the Agent and the Banks hereunder shall not be conditioned or contingent upon the pursuit by the Agent or any Bank of any right or remedy against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Neither the Agent nor any Bank shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

                  8. Remedies. If an Event of Default shall have occurred and be continuing, the Agent, on behalf of the Banks, may exercise, in addition to all other rights and remedies granted to it in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below or otherwise specifically required hereunder) to or upon the Pledgor, any Issuer or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign or give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Agent or any Bank or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Bank shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to

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
the Collateral or the rights of the Agent and the Banks hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Agent, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9504(a)(3) of the Code, need the Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Agent or any Bank arising out of the lawful exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 Business Days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Bank to collect such deficiency.

               9. Registration Rights; Private Sales.

                  (a) The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws or otherwise, and may resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit any Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

                  (b) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this paragraph 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this paragraph 9 will cause irreparable injury to the Agent and the Banks, that the Agent and the Banks have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this paragraph 9 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

         10. Limitation on Duties Regarding Collateral. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account. Neither the Agent, any Bank nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

         11. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         12. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

         13. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         14. No Waiver; Cumulative Remedies. Neither the Agent nor any Bank shall by any act (except by a written instrument pursuant to paragraph 15 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any default of any obligation under any Loan Document or in any breach of any of the terms and conditions hereof or thereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Bank of any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right on any future occasion. The rights and remedies herein provided are cumulative, may be

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
exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

        15. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Agent, provided that any provision of this Pledge Agreement may be waived by the Agent in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Agent and the Banks and their respective successors and assigns. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

        16. Notices. All notices hereunder to the Agent, the Pledgor or any Issuer to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given when delivered or sent in the manner and to the respective addresses as provided in Subsection 9.2 of the Credit Agreement or in the case of each Issuer at its address set forth on Schedule II hereto.

        17. Irrevocable Authorization and Instruction to Issuers. The Pledgor hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that each Issuer shall be fully protected in so complying.

        18. Authority of Agent. The Pledgor acknowledges that the rights and responsibilities of the Agent under this Pledge Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Agent and the Banks, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Pledgor, the Agent shall be conclusively presumed to be acting as agent for the Banks with full and valid authority so to act or refrain from acting, and neither the Pledgor nor any Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

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
         19. Submission to Jurisdiction; Waivers.

             (a) The Pledgor hereby irrevocably and
unconditionally

                 (i) submits for itself and its property in any legal action or proceeding relating to this Pledge Agreement, or for recognition and enforcement of any judgment in respect thereof to the non-exclusive general jurisdiction of the courts of the Commonwealth of Pennsylvania, the courts of the United States of America for the Eastern District of Pennsylvania, and appellate courts from any thereof;

                 (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                 (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Pledgor at its address set forth in the Credit Agreement or at such other address of which the Agent shall have been notified; and

                 (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

            (b) THE PLEDGOR HEREBY UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN PARAGRAPH (a) ABOVE.

         20. Counterparts. This Pledge Agreement may be executed by one or more of the parties to this Pledge Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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
               IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

ATTEST:                                   WEST COAST ENTERTAINMENT
                                          CORPORATION

/s/ Ralph W. Standley III                 By: /s/ T. Kyle Standley
- ------------------------------                --------------------------------
Chairman                                      Name:   T. Kyle Standley
                                                    --------------------------
                                              Title:   President
                                                    --------------------------
[seal]

                           ACKNOWLEDGMENT AND CONSENT

        Each Issuer referred to in the foregoing Pledge Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and comply with the terms thereof insofar as such terms are applicable to it. Each Issuer agrees to notify the Agent promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement. Each Issuer further agrees that the terms of paragraph 9(b) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of paragraph 9 of the Pledge Agreement.



                                        VIDEOSMITH, INCORPORATED

                                        By: /s/ T. Kyle Standley
                                            --------------------------------
                                        Name:   T. Kyle Standley
                                              --------------------------
                                        Title:   President
                                              --------------------------



                                        PALMER WEST COAST CORPORATION

                                        By: /s/ T. Kyle Standley
                                            --------------------------------
                                        Name:   T. Kyle Standley
                                              --------------------------
                                        Title:   President
                                              --------------------------



                                        RKT MERGER COMPANY

                                        By: /s/ T. Kyle Standley
                                            --------------------------------
                                        Name:   T. Kyle Standley
                                              --------------------------
                                        Title:   President
                                              --------------------------



                                        SHOWTIME, INCORPORATED

                                        By: /s/ T. Kyle Standley
                                            --------------------------------
                                        Name:   T. Kyle Standley
                                              --------------------------
                                        Title:   President
                                              --------------------------



                                        WEST COAST FRANCHISING COMPANY

                                        By: /s/ T. Kyle Standley
                                            --------------------------------
                                        Name:   T. Kyle Standley
                                              --------------------------
                                        Title:   President
                                              --------------------------

                                   SCHEDULE I
                              (To Pledge Agreement)

                                  PLEDGED STOCK

                                                             Number of      Number of       Stock      % of        PAR or
                      Record Owner            Class of       Authorized     Outstanding     Cert       Issued      Liquidation
Issuer                or Owners               Shares         Shares         Shares          No.        Shares      Value
- ------                ---------               ------         ------         ------          -----      ------      -----

RKT Merger Co.        West Coast              Common         3,000          1,000             1        33.3%       $.01
                      Entertainment Corp.

Palmer West Coast     West Coast              Common         3,000          1,000             1        33.3%       $.01
Corporation           Entertainment Corp.

Showtime, Inc.        West Coast              Common A       10,000         4,000             8        40.0%       $.10
                      Entertainment Corp.     Common B        2,000         1,000             -        50.0%       $.10
                                                                            (treasury)

Video Giant Inc.      West Coast
                      Entertainment Corp.     Common         500,000        1,000             6        33.3%       $.01

Videosmith,           West Coast              Common         300,000        9,075            25        3.02%       $.10
Incorporated          Entertainment Corp.

West Coast            West Coast              Common         50,000         1,000             1        2.0%        $.01
Franchising           Entertainment Corp.     Preferred      20,000            0              -                    $.01
Company

                                  SCHEDULE II
                             (to Pledge Agreement)
                               ADDRESS OF ISSUERS

West Coast Entertainment Corporation
9990 Global Road
Philadelphia, PA 19115

Palmer West Coast Corporation
9990 Global Road
Philadelphia, PA 19115

RKT Merger Co.
9990 Global Road
Philadelphia, PA 19115

Showtime, Inc.
9990 Global Road
Philadelphia, PA 19115

Video Giant Inc.
9990 Global Road
Philadelphia, PA 19115

Videosmith, Incorporated
9990 Global Road
Philadelphia, PA 19115

West Coast Franchising Company
9990 Global Road
Philadelphia, PA 19115